Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events

32    Subsequent events

Issuance of long-term debt and settlement of forward starting swaps

On January 28, 2015, CP announced the issuance of U.S. $700 million 2.900% 10-year Notes due February 1, 2025 for net proceeds of U.S. $694 million. This transaction closed on February 2, 2015.

On January 28, 2015, the Company settled a notional U.S. $700 million of forward starting swaps, designated as a cash flow hedge related to the issuance of the notes described above. The fair value of these derivative instruments was a loss of U.S. $50 million at the time of the settlement. Effective hedge losses were deferred in “Accumulated other comprehensive loss” and will be amortized to “Net interest expense” until the underlying notes, which were hedged, are repaid.

Resolution of certain legal proceedings

In 2013, CP provided an interest free loan pursuant to a court order in the amount of $20 million to a corporation owned by a court appointed trustee (“the judicial trustee”) to facilitate the acquisition of a building. The building was held in trust during the legal proceedings with regard to CP’s entitlement to an exercised purchase option of the building (“purchase option”). As at December 31, 2014, the loan of $20 million and the purchase option, book value of $8 million, were recorded as “Other assets” in the Company’s Consolidated Balance Sheets.

In January 2015, CP reached a settlement with a third party that, following the sale of the building to an arm’s length third party in February 2015, will result in CP receiving net proceeds of $59 million for the sale of the building and resolution of legal proceedings. The net proceeds would include repayment of the aforementioned loan to the judicial trustee. CP expects to record a gain of approximately $31 million ($27 million after-tax) to Purchased services and other in the first quarter of 2015.